UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
August 23, 2010

Date of Report (Date of earliest event reported)
WEBMD HEALTH CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-51547	20-2783228

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation)		No.)
111 Eighth Avenue
New York, New York 10011
(Address of principal executive offices, including zip code)
(212) 624-3700
(Registrant’s telephone number, including area code)
(Former name or address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
          The date of WebMD’s 2010 Annual Meeting of Stockholders has been changed to Thursday, October 21, 2010. The meeting will be held at the W NEW YORK — Union Square, 201 Park Avenue South, New York, New York 10003.
          The meeting date was changed in order to allow WebMD to set a record date for the meeting that is after the expected expiration of WebMD’s pending tender offer for shares of its Common Stock. The new record date for determining the stockholders entitled to vote at WebMD’s 2010 Annual Meeting is the close of business on Wednesday, September 15, 2010.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD HEALTH CORP.
Dated: August 23, 2010	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

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